  Summary Prospectus

Touchstone Ohio Tax-Free Money Market Fund  October 28, 2011

Class A Ticker: TOHXX Institutional Shares Ticker: TIOXX

Before you invest, you may want to review the Fund's Prospectus, which contains more complete information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information, both dated October 28, 2011, are incorporated by reference into this Summary Prospectus. You can find the Fund's prospectus and other information about the Fund online at TouchstoneInvestments.com/home/formslit/. You can also get this information at no cost by calling 1.800.543.0407 or contacting your Financial Professional.

The Fund's Investment Goal

The Touchstone Ohio Tax-Free Money Market Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional
Management Fees	0.47%	0.47%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.25%
Total Annual Fund Operating Expenses	1.01%	0.72%
Fee Waiver and/or Expense Reimbursement[1]	(0.26)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.50%

1Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.75% and 0.50% for Class A shares and Institutional shares, respectively. This expense limitation will remain in effect until at least October 28, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Institutional
1 Year	$77	$51
3 Years	$296	$208
5 Years	$533	$379
10 Years	$1,213	$874

The Fund's Principal Investment Strategies

The Fund invests primarily in high-quality, short-term Ohio municipal obligations issued by the State of Ohio, its agencies and municipalities, that pay interest that is exempt from both federal income tax and Ohio personal income tax. High-quality, short-term Ohio municipal obligations are obligations with maturities of 397 days or less and that are rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in Ohio municipal obligations. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund has a fundamental investment policy that under normal circumstances it will invest its assets so that at least 80% of its assets will be invested in short-term municipal obligations that pay interest that is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This fundamental policy may not be changed without the approval of the Fund's shareholders.

Touchstone Ohio Tax-Free Money Market Fund

The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Fund may also invest more than 25% of its assets in private activity bonds and industrial development bonds, which may be backed only by nongovernmental entities. Under normal circumstances, the Fund will limit its investment in securities whose income is subject to the alternative minimum tax to less than 20% of its assets. The Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry. The Fund may invest in the following types of Ohio municipal obligations and other municipal obligations:

•  Tax-exempt bonds, including general obligation bonds, revenue bonds and industrial development bonds

•  Tax-exempt notes

•  Tax-exempt commercial paper

•  Floating and variable rate municipal obligations

•  When-issued obligations

•  Obligations with puts attached

The Fund concentrates its investments in securities of issuers located in the State of Ohio and is non-diversified under the Investment Company Act.

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Fund will hold at least 30% of its total assets in "Weekly Liquid Assets." "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 designed to help it maintain a constant share price of $1.00 per share.

The Key Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield. The Fund is subject to the principal risks summarized below.

•  Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.

•  Interest Rate Risk: The yield of the Fund will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interests rate increase and will decrease when interest rates decrease.

•  Manager Risk: The Fund's yield may decrease if the portfolio manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.

•  Market Disruption Risk: During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

•  Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. In addition, the ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

•  Non-Diversification Risk: Because a non-diversified fund may hold a significant percentage of its assets in one issuer, it may be more sensitive to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

•  Rating Agency Risk: Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to timely update credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Touchstone Ohio Tax-Free Money Market Fund

•  Sector Focus Risk: A Fund that focuses its investments in the securities of a particular bond market segment (e.g., housing agency bonds or airport bonds) is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments.

•  State Risk: Political and economic conditions in the state of Ohio may impact the value of Ohio municipal obligations. The Fund's yield may decrease due to decreased economic growth, increased unemployment and decreased tax revenue in the state of Ohio.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund's Class A shares for each of the last 10 calendar years. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407. Prior to November 1, 2009, the Fund's Class A shares were named "Retail Shares."

Ohio Tax-Free Money Market Fund Total Returns — Class A Shares as of December 31

Best Quarter: 3rd Quarter 2007	0.76%
Worst Quarter: 4th Quarter 2010	0.00%

The year-to-date return of the Fund's Class A shares as of September 30, 2011 is 0.01%

Average Annual Total Returns
For the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Ohio Tax-Free Money Market Fund - Class A Shares	0.01%	1.55%	1.39%
	1 Year	5 Years	10 Years
Ohio Tax-Free Money Market Fund - Institutional Shares	0.02%	1.75%	1.62%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Managers	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 1986	Vice President and Senior Portfolio Manager

	Jay M. Devine	Managing Fund since 2001	Portfolio Manager

Touchstone Ohio Tax-Free Money Market Fund

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A		Institutional Shares
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$500,000	None
Investments through the Automatic Investment Plan	$100	$50	Not Available	Not Available

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund intends to pass on to shareholders the federal tax-exempt income. Income exempt from federal tax may be subject to state and local tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TSF-58-TTFT-TOHXX-1110